Investor Presentation August 2015 Exhibit 99.2 Post Holdings, Inc.

The
information
contained
in
this
presentation
is
intended
to
facilitate
discussions
with
potential
investors
regarding
offerings
of
securities
of
Post
Holdings,
Inc.
(“Post,”
the
“Company,”
“we,”
“us,”
or
“our”).
This
presentation
is
not
being
used
as
an
offer
to
sell
or
a
solicitation
of
an
offer
to
buy
securities
of
the
Company
or
any
of
its
affiliates
in
any
jurisdiction.
The
common
stock
is
being
offered
by
the
Company
pursuant
to
an
effective
Form
S-3
shelf
registration
statement
(including
a
base
prospectus)
previously
filed
with
the
Securities
and
Exchange
Commission
(SEC)
on
March
10,
2014
and
amended
on
May
19,
2014.
Before
you
invest,
you
should
read
the
prospectus
in
the
registration
statement,
the
related
prospectus
supplement
and
the
other
documents
that
Post
has
filed
with
the
SEC
for
more
complete
information
about
Post
and
this
offering.
You
may
obtain
the
preliminary
prospectus
supplement
for
the
offering,
the
registration
statement
and
the
other
documents
for
free
by
visiting
EDGAR
on
the
SEC’s
website
located
at
www.sec.gov.
Copies
of
the
preliminary
prospectus
supplement
and
accompanying
prospectus
may
also
be
obtained
from
the
offices
of
Credit
Suisse
Securities
(USA)
LLC,
Attention:
Credit
Suisse
Prospectus
Department,
One
Madison
Avenue,
New
York,
NY
10010,
by
telephone:
800-221-1037,
or
by
email
at
newyork.prospectus@credit-suisse.com;
Barclays
Capital
Inc.,
Attn:
Broadridge
Financial
Solutions,
1155
Long
Island
Avenue,
Edgewood,
New
York
11717,
by
telephone:
888-603-5847,
or
by
email:
barclaysprospectus@broadridge.com;
Nomura
Securities
International,
Inc.,
Attention:
Equity
Syndicate,
Worldwide
Plaza,
309
West
49th
Street,
5th
floor,
New
York,
NY
10019-7316,
or
by
telephone
212-667-9562;
BMO
Capital
Markets
Corp.,
Attention:
Syndicate
Department,
3
Times
Square,
27th
Floor,
New
York,
New
York
10036,
or
by
email
at
bmoprospectus@bmo.com,
or
by
telephone
800-414-3627;
Goldman,
Sachs
&
Co.,
by
mail,
Attn:
Prospectus
Department,
200
West
Street,
New
York,
NY
10282,
by
facsimile:
212-902-9316,
by
email:
prospectus-ny@ny.email.gs.com,
or
by
telephone:
866-471-2526;
or
SunTrust
Robinson
Humphrey,
Inc.,
by
telephone:
404-926-5744,
by
facsimile:
404-926-5464
or
by
email:
strh.prospectus@suntrust.com.
The
debt
securities
are
being
offered
by
the
Company
pursuant
to
a
separate
and
distinct
preliminary
offering
memorandum,
together
with
any
supplement
thereto,
including
a
term
sheet
specifying
the
pricing
and
other
terms
of
the
debt
securities
being
offered.
Such
preliminary
offering
memorandum
and
any
supplement
thereto
will
specifically
state
that
you
may
rely
on
the
information
contained
therein
(but
only
as
of
the
date
of
such
preliminary
offering
memorandum
or
supplement
thereto).
You
should
not
rely
on
the
information
contained
in
this
presentation.
This
presentation
does
not
purport
to
be
all
inclusive
or
contain
all
of
the
information
that
a
prospective
investor
would
need
to
make
an
investment
decision
regarding
the
Company’s
securities.
The
preliminary
prospectus
supplement
and
accompanying
prospectus,
and
the
preliminary
offering
memorandum
and
any
supplement
thereto,
referred
to
earlier
may
include
other
information
about
the
Company
and
the
offerings
that
is
not
included
in
or
differs
from
the
information
in
this
presentation.
This
additional
or
different
information
will
include
information
that
is
important
to
any
investment
decision
regarding
the
Company’s
securities.
The
information
contained
in
the
preliminary
prospectus
supplement
and
the
accompanying
prospectus,
and
the
preliminary
offering
memorandum
and
any
supplement
thereto,
for
the
relevant
offering
will
supersede
the
information
in
this
presentation
in
its
entirety.
Important Notice Regarding the
Information Contained in this Presentation

Certain
matters
discussed
in
this
presentation
are
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
These
forward-looking
statements
are
based
on
the
current
expectations
of
Post
and
are
subject
to
uncertainty
and
changes
in
circumstances.
These
forward-looking
statements
include,
among
others,
statements
regarding
our
Adjusted
EBITDA
guidance
for
fiscal
2015,
the
expected
synergies
and
benefits
of
the
recent
expected
financial
contributions
of
the
MOM
Brands
Company
(“MOM
Brands”)
and
the
assumptions
related
to
avian
influenza.
These
forward-looking
statements
may
be
identified
by
the
use
of
words
such
as
“expect,”
“anticipate,”
“believe,”
“estimate,”
“potential,”
“should”
or
similar
words.
There
are
a
number
of
risks
and
uncertainties
that
that
could
cause
actual
results
to
differ
materially
from
the
forward-looking
statements
made
herein.
These
risks
and
uncertainties
include
our
ability
to
realize
the
synergies
contemplated
by
the
acquisition
of
MOM
Brands,
including
the
expected
timing
and
our
ability
to
recognize
the
benefits
of
the
closure
of
the
Parsippany,
New
Jersey
office;
our
ability
to
promptly
and
effectively
integrate
the
MOM
Brands
business;
our
high
leverage
and
substantial
debt,
including
covenants
that
restrict
the
operation
of
our
business;
our
ability
to
service
outstanding
debt
or
obtain
additional
financing,
including
secured
and
unsecured
debt;
the
recent
avian
influenza
outbreak
in
the
U.S.
Midwest;
our
ability
to
continue
to
compete
in
our
product
markets
and
our
ability
to
retain
market
position;
our
ability
to
identify
and
complete
acquisitions,
manage
growth
and
integrate
acquisitions;
changes
in
our
cost
structure,
management,
financing
and
business
operations;
significant
volatility
in
the
costs
of
certain
raw
materials,
commodities,
packaging
or
energy
used
to
manufacture
our
products;
our
ability
to
maintain
competitive
pricing,
introduce
new
products
or
successfully
manage
costs;
our
ability
to
successfully
implement
business
strategies
to
reduce
costs;
impairment
in
the
carrying
value
of
goodwill
or
other
intangibles;
the
loss
or
bankruptcy
of
a
significant
customer;
allegations
that
our
products
cause
injury
or
illness,
product
recalls
and
product
liability
claims
and
other
litigation;
our
ability
to
anticipate
and
respond
to
changes
in
consumer
preferences
and
trends;
changes
in
economic
conditions
and
consumer
demand
for
our
products;
disruptions
in
the
U.S.
and
global
capital
and
credit
markets;
labor
strikes,
work
stoppages
or
unionization
efforts;
legal
and
regulatory
factors,
including
changes
in
advertising
and
labeling
laws,
food
safety
and
laws
and
regulations
governing
animal
feeding
operations;
our
ability
to
comply
with
increased
regulatory
scrutiny
related
to
certain
of
our
products
and/or
international
sales;
the
ultimate
impact
litigation
may
have
on
us,
including
the
lawsuit
(to
which
Michael
Foods
is
a
party)
alleging
violations
of
federal
and
state
antitrust
laws
in
the
egg
industry;
our
reliance
on
third
party
manufacturers
for
certain
of
our
products;
disruptions
or
inefficiencies
in
supply
chain;
our
ability
to
recognize
the
expected
benefits
of
the
closing
of
the
Modesto,
California
and
Boise,
Idaho
manufacturing
facilities;
fluctuations
in
foreign
currency
exchange
rates;
consolidations
among
the
retail
grocery
and
foodservice
industries;
change
in
estimates
in
critical
accounting
judgments
and
changes
to
or
new
laws
and
regulations
affecting
our
business;
losses
or
increased
funding
and
expenses
related
to
qualified
pension
plans;
loss
of
key
employees;
our
ability
to
protect
our
intellectual
property;
changes
in
weather
conditions,
natural
disasters,
disease
outbreaks
and
other
events
beyond
our
control;
our
ability
to
successfully
operate
international
operations
in
compliance
with
applicable
laws
and
regulations;
our
ability
to
satisfy
the
requirements
of
Section
404
of
the
Sarbanes-Oxley
Act
of
2002,
including
with
respect
to
acquired
businesses;
business
disruptions
caused
by
information
technology
failures
and/or
technology
hacking;
and
other
risks
and
uncertainties
described
in
the
Company’s
filings
with
the
Securities
and
Exchange
Commission.
These
forward-looking
statements
represent
the
Company’s
judgment
as
of
the
date
of
this
presentation.
Investors
are
cautioned
not
to
place
undue
reliance
on
these
forward-looking
statements,
which
speak
only
as
of
the
date
they
are
made.
The
Company
disclaims,
however,
any
intent
or
obligation
to
update
these
forward-looking
statements.
Forward-Looking Statements

Non-GAAP
Financial
Measures
While
the
Company
reports
financial
results
in
accordance
with
accounting
principles
generally
accepted
in
the
U.S.,
this
presentation
includes
the
non-GAAP
measure
Adjusted
EBITDA
for
Post
on
both
a
historical
and
forecast
basis,
neither
of
which
is
in
accordance
with
or
a
substitute
for
GAAP
measures.
Adjusted
EBITDA
is
a
non-GAAP
measure
which
represents
earnings
before
interest,
taxes,
depreciation,
amortization
and
other
adjustments.
Post
considers
Adjusted
EBITDA
an
important
supplemental
measure
of
performance
and
ability
to
service
debt.
Adjusted
EBITDA
is
often
used
to
assess
performance
because
it
allows
comparison
of
operating
performance
on
a
consistent
basis
across
periods
by
removing
the
effects
of
various
items.
Adjusted
EBITDA
has
various
limitations
as
an
analytical
tool,
and
you
should
not
consider
it
in
isolation
or
as
a
substitute
for
analysis
of
results
as
reported
under
GAAP.
For
a
reconciliation
of
Adjusted
EBITDA
to
the
comparable
GAAP
measures,
see
“Post
Historical
Financials
Reconciliation”
in
the
appendix.
This
presentation
also
includes
supplemental
financial
measures
related
to
MOM
Brands
and
American
Blanching
Company
(“ABC”)
and
also
Post’s
Pro
Forma
Adjusted
EBITDA
and
related
ratios.
This
data
has
not
been
prepared
in
accordance
with
the
requirements
of
Regulation
S-X
or
any
other
securities
laws
relating
to
the
presentation
of
pro
forma
financial
information.
This
data
is
presented
for
informational
purposes
only
and
does
not
purport
to
represent
what
Post’s
actual
financial
position
or
results
of
operations
would
have
been
if
the
acquisitions
had
been
completed
as
of
an
earlier
date
or
that
may
be
achieved
in
the
future.
For
a
reconciliation
of
the
Adjusted
EBITDA
of
MOM
Brands
and
ABC
to
the
comparable
GAAP
measure
and
of
Post’s
Pro
Forma
Adjusted
EBITDA
to
Adjusted
EBITDA,
see
“Post
Historical
Financials
Reconciliation”
in
the
appendix.
Certain
of
the
non-GAAP
financial
measures
included
herein
present
prospective
financial
information.
The
Company
has
not
provided
a
quantitative
reconciliation
of
the
forecast
non-GAAP
financial
measures
included
in
this
presentation
to
the
most
comparable
financial
measure
or
measures
calculated
and
presented
in
accordance
with
GAAP
due
primarily
to
the
difficulty
in
forecasting
and
quantifying
the
exact
amount
of
the
items
excluded
from
Adjusted
EBITDA
that
will
be
included
in
the
comparable
GAAP
financial
measures
such
that
it
is
not
practicable
to
produce
such
reconciliations
for
this
financial
information
without
unreasonable
effort.
Additional Information

Market
and
Industry
Data
This
presentation
includes
industry
and
trade
association
data,
forecasts
and
information
that
was
prepared
based,
in
part,
upon
data,
forecasts
and
information
obtained
from
independent
trade
associations,
industry
publications
and
surveys
and
other
independent
sources
available
to
the
Company.
Some
data
also
are
based
on
Post’s
good
faith
estimates,
which
are
derived
from
management’s
knowledge
of
the
industry
and
from
independent
sources.
These
third-party
publications
and
surveys
generally
state
that
the
information
included
therein
has
been
obtained
from
sources
believed
to
be
reliable,
but
that
the
publications
and
surveys
can
give
no
assurance
as
to
the
accuracy
or
completeness
of
such
information.
Post
has
not
independently
verified
any
of
the
data
from
third-party
sources
nor
has
it
ascertained
the
underlying
economic
assumptions
on
which
such
data
are
based.
Post’s
market
share
data
is
based
on
information
from
Nielsen
Expanded
All
Outlets
Combined
(“xAOC”)
or
ACNielsen.
Financial
Information
for
Acquired
Businesses
The
estimate
of
the
pre-acquisition
Adjusted
EBITDA
of
ABC
and
MOM
Brands,
and
the
other
financial
data
contained
in
this
presentation
for
each
such
business,
are
based
on
the
financial
statements
that
were
prepared
by
their
respective
prior
management
and
do
not
include
any
contributions
from
synergies
or
cost
savings
that
Post
expects
to
achieve
in
the
future.
These
financial
statements
have
not
been
audited
or
reviewed
by
Post’s
independent
registered
public
accounting
firm
or
any
other
accounting
firm.
Adjusted
EBITDA
for
the
acquired
entities
may
not
be
entirely
comparable
to
Post’s
measure
of
Adjusted
EBITDA.
Pro
Forma
Adjusted
EBITDA
does
not
include
any
pre-acquisition
contribution
from,
or
otherwise
adjust
for,
Post’s
acquisition
of
the
PowerBar
and
Musashi
branded
premium
bars,
powders
and
gel
products
business
of
Nestlé
S.A,
which
was
completed
on
October
1,
2014.
Trademarks
and
Brands
The
logos,
trademarks,
trade
names
and
service
marks
mentioned
in
this
presentation,
including
Honey
Bunches
of
Oats®,
Pebbles™,
Post
Selects®,
Great
Grains®,
Post®
Shredded
Wheat,
Golden
Crisp®,
Alpha-Bits®,
Spoon
Size®
Shredded
Wheat,
Post®
Raisin
Bran,
Grape-Nuts®,
Honeycomb®,
Malt-O-Meal®,
Farina®,
Dyno-Bites®,
Mom’s
Best®,
Attune®,
Uncle
Sam®,
Erewhon®,
Golden
Temple™,
Peace
Cereal®,
Sweet
Home
Farm®,
Willamette
Valley
Granola
Company™,
Premier
Protein®,
Joint
Juice®,
Dymatize®,
Supreme
Protein®,
PowerBar®,
Papetti’s®,
All
Whites®,
Better’n
Eggs®,
Easy
Eggs®,
Abbotsford
Farms®,
Simply
Potatoes®
and
Crystal
Farms®
brands
are
currently
the
property
of,
or
are
under
license
by,
Post
or
its
subsidiaries.
Additional Information (Cont’d)

Topic
Speakers
Transaction Overview
Barclays & Credit Suisse
Post Holdings Update
Rob Vitale
President & Chief
Executive Officer
Post Holdings
Financial Update
Jeff Zadoks
Chief
Financial Officer
Post Holdings
Appendix
Agenda

6 1. Transaction overview

Transaction Overview
Post Holdings, Inc. (NYSE: POST) (“Post” or the “Company”) is seeking to issue $600mm in New
8.5-Year
Senior
Notes,
$600mm
in
New
10-Year
Senior
Notes,
and
$275mm
New
Equity
(together,
the “Transaction”)
Proceeds from the Transaction will be used to refinance a portion of the existing Term Loan B, to pay related transaction fees and expenses and for general corporate purposes
Post is taking advantage of current market conditions to:
Increase secured debt capacity to provide flexibility for strategic acquisitions and investment in the business
Extend its maturity profile
Lock in long-term debt with a favorable fixed rate of interest
Post continues to deliver strong financial results, while building on the momentum created by the acquisitions of Michael Foods and MOM Brands
For the third quarter of fiscal year 2015, the Company reported net sales of $1,212mm (91%
increase
vs.
3Q
2014)
and
Adjusted
EBITDA
of
$187.5mm
(114%
increase
vs.
3Q
2014)
(1)
Pro Forma for the Transaction, the Company will have net leverage of 5.3x, based on LTM 3Q 2015
PF Adjusted EBITDA of $754mm, including $50mm in expected synergies from the MOM Brands acquisition
(2)
Transaction is expected to close on August 18, 2015
(1)
Please
see
Appendix
for
a
full
reconciliation.
(2)
Please
see
Appendix
for
a
full
reconciliation.
Includes
Adjusted
EBITDA
for
all
completed
acquisitions.
Acquisition
adjustments
for
completed
acquisitions
represent
management’s
estimate
of
the
Adjusted
EBITDA
of
ABC
and
MOM
Brands.
In
connection
with
the
acquisition
of
MOM
Brands,
the
Company
expects
to
recognize
$50mm
in
run-rate
synergies
by
the
second
full
fiscal
year
following
the
closing
of
the
acquisition
(excluding
one-time
costs
to
achieve
synergies).

Status Quo
Refinancing
Pro Forma
6/30/15
Adjustment
6/30/15
Cash
$274
$254
$528
Revolving Credit Facility
-
-
-
Term Loan B
1,574
(1,200)
374
Capital Leases
3
-
3
Total Secured Debt
$1,578
($1,200)
$378
6.75% Senior Notes
875
-
875
7.375% Senior Notes
1,375
-
1,375
6.00% Senior Notes
630
-
630
Amortizing Note Component of TEU
29
-
29
2012 Series Bond - Wakefield IRB
4
-
4
New Senior Notes (8.5-Yr)
-
600
600
New Senior Notes (10-Yr)
-
600
600
Total Debt
$4,490
$0
$4,490
3.75% Convertible Preferred
242
-
242
2.50% Convertible Preferred
320
-
320
Tangible Equity Units (TEU)
259
-
259
Equity Capitalization
3,186
275
3,461
Total Capitalization
$8,497
$275
$8,772
Credit & Coverage Statistics
PF Adjusted EBITDA
$704
-
$704
Plus: MOM Brands Synergies
50
-
50
PF Adjusted EBITDA w/ Synergies
$754
-
$754
Secured Debt / Adjusted EBITDA
2.1x
0.5x
Net Debt / Adjusted EBITDA
5.6x
5.3x
Sources & Uses and Pro Forma Capitalization Table
Sources & Uses
Pro Forma Capitalization
Note:
The
Pro
Forma
data
presented
in
this
table
has
not
been
prepared
in
accordance
with
the
requirements
of
Regulation
S-X
and
has
not
been
derived
from
any
Pro
Forma
financial
statements.
Such
data
consists
of
the
sum
of
the
operating
results
for
Post
and
the
unaudited
estimated
results
for
the
applicable
consummated
acquisitions,
without
further
Pro
Forma
adjustment,
except
as
otherwise
noted.
(1)
Equity
capitalization
based
on
share
price
as
of
August
7,
2015
and
common
shares
outstanding
of
54.9mm.
(2)
Includes
Adjusted
EBITDA
for
all
completed
acquisitions.
Acquisition
adjustments
for
completed
acquisitions
represent
management’s
estimate
of
the
Adjusted
EBITDA
of
ABC
and
MOM
Brands.
(3)
In
connection
with
the
acquisition
of
MOM
Brands,
the
Company
expects
to
recognize
$50mm
in
run-rate
synergies
by
the
second
full
fiscal
year
following
the
closing
of
the
acquisition
(excluding
one-time
costs
to
achieve
synergies).
(2)
($ in mm)
($ in mm)
(3)
Transaction Highlights
Reduces net leverage
Enhances financial flexibility
Increases secured debt capacity
Extends maturity profile
Sources
New Senior Notes (8.5-Yr)
$600
New Senior Notes (10-Yr)
600
New Equity
275
Total Sources
$1,475
Uses
Paydown Existing Term Loan B
$1,200
Cash to Balance Sheet
254
Fees & Transaction Expenses
21
Total Uses
$1,475
(1)

9 2. Post Holdings update

Introduction to Post Holdings
Post Holdings is a consumer packaged goods (“CPG”) holding company, currently operating in four reportable segments:
-
Post Consumer Brands –
legacy Post Foods and legacy MOM Brands ready-to-eat (“RTE”)
cereal businesses
-
Michael Foods Group –
egg, potato, cheese and pasta businesses
-
Active Nutrition –
protein bar, shake and powder products of PowerBar, Premier Protein and Dymatize
brands
-
Private Brands –
peanut butter, other nut butters, nut and dried fruit snacks and private label and branded granola and cereal
Post has a deep and experienced leadership team
Executive Chairman Bill Stiritz, a long-time CPG CEO with a stellar track record for focusing on and delivering returns to shareholders
Rob Vitale, former CFO of Post, succeeded Stiritz as CEO of Post in November 2014
1
2
3
4

Post
SIMPLE INGREDIENTS. attunefoods SIMPLY MADE.
Premier Nutrition
GOLDEN BOY
DYMATIZE NUTRITION
mom BRANDS
Golden Temple
PEACE
WILLAMETTE VALLEY
DAKOTA GROWERS PASTA CO.
MICHAEL FOODS
PowerBar
MUSASHI
AMERICAN BLANCHING COMPANY

Post Holdings Evolution
February 2012:
Post completes tax-free
spin-off from Ralcorp
Holdings and begins
trading on the NYSE as
a stand-alone company
February 2012
December 2012:
Post acquires
assets of Attune
Foods, a maker
of natural and
organic cereals
September 2013:
Post acquires
active nutrition and
supplements
businesses of
Premier Nutrition
Corporation
February 2014:
Post completes the acquisitions of Golden Boy
Foods Ltd., a manufacturer of private label
peanut and other nut butters, nut and dried fruit
snacks, and Dymatize Enterprises, LLC, a
manufacturer of nutritional supplements
May 2013:
Post completes acquisition
of certain assets from
Hearthside Food Solutions,
LLC, maker of natural and
organic cereals and granola
Post has expanded in both its core category and established new platforms
January 2014:
Post completes the
acquisition of Dakota
Growers Pasta Company,
a private label pasta
manufacturer
October 2014:
Post acquires the PowerBar
and
Musashi
brands and related
worldwide assets, manufacturers and
marketers of premium bars, powders
and gels
June 2014:
Post completes
the acquisition of
Michael Foods
November 2014:
Post acquires
American Blanching
Company, a peanut
butter manufacturer
May 2015:
Post completes the
acquisition of
MOM Brands
Company

Private label granola, 4%
Post Foods RTE Cereal, 95%

Private label peanut butter and granola, 11%
Post Foods RTE Cereal, 18%
Pasta, 5%
Potatoes and cheese, 11%
MOM Brands RTE Cereal, 15%
Egg products, 29%
Protein bars, powders and shakes, 11%

(1)
Fiscal year ended September 30, 2013.
(2)
Last
twelve
months
ended
June
30,
2015;
Pro
Forma
to
include
all
closed
acquisitions
as
of
June
30,
2015
including
both
pre-
and
post-acquisition
periods.
Post’s Transformation to a Growing, Diversified Enterprise
2015
Diversified consumer products enterprise
Multi-category participant
Categories with dynamic growth
prospects
June 30, 2015 LTM net sales of $5.1bn
(2)
Net Sales Breakdown
(2)
2013
Slight diversification
Participant in three categories
Initial entry in growing categories
Net sales of $1.0bn
(1)
Net Sales Breakdown
Protein bars,
powders and shakes,
1%

Strong, defensible free cash flow
Business model focused on strong cash generation
Leading market positions in each of our primary categories
Diversified broadly with respect to:
Channels of distribution
Secular themes in food
Efficient capital allocation and balance sheet management
Provides attractive risk-adjusted, leveraged returns
Demonstrated success in M&A
Positioned to expand existing platforms or pursue additional platforms
Decentralized business model optimizes portfolio optionality
Talented management team across the organization
Maximizes managerial bandwidth
Enables creative structuring
Investment Highlights

Key Cash Flow Characteristics
1
2
3
4
Recurring revenue stream supported by
strong or growing market positions or
attractive category trends
Attractive Adjusted EBITDA margins
Limited capex needs
Modest working capital requirements
M&A tax efficiency where possible
(1)
Please see the Appendix for a full reconciliation.
(2)
Adjustment gives effect to the acquisition of ABC, which was consummated effective November 1, 2014, as if such acquisition had occurred on July 1, 2014, by including management’s estimate of the Adjusted EBITDA of ABC for the period from July 1, 2014 through October 31, 2014.
(3)
Adjustment
gives
effect
to
the
acquisition
of
MOM
Brands,
which
was
consummated
effective
May
4,
2015,
as
if
such
acquisition
had
occurred
on
July
1,
2014,
by
including
management’s
estimate of the Adjusted EBITDA of MOM Brands for the period from June 29, 2014 through May 3, 2015.
(4)
In connection with the acquisition of MOM Brands, the Company expects to recognize $50mm in run-rate synergies by the second full fiscal year following the closing of the acquisition
(excluding one-time costs to achieve).
(5)
Pro Forma for expected interest on debt issued in the Transaction.
(6)
Based
on
current
Post
shares
outstanding
of
54.9mm
plus
$275mm
of
common
equity
expected
to
be
issued
in
conjunction
with
the
Transaction.
Assumes
new
common
equity
issued
to
the
public is based on a share price as of August 7, 2015, for illustrative purposes.
Illustrative Free Cash Flow (“FCF”) Calculation
5
Bank cash balance as of 7/31/2015: ~$385mm
Post LTM 6/30/2015 Adjusted EBITDA
$602
Acquired American Blanching Adjusted EBITDA
6
Acquired MOM Brands Adjusted EBITDA
96
Run-rate MOM Brands Synergies
50
PF LTM 6/30/2015 Adjusted EBITDA
$754
Less: Cash Interest
(302)
Less: Maintenance Capital Expenditures
(100)
Less: Cash Taxes
(90)
FCF to All Shareholders
$262
Less: Dividends on Convertible Preferred Securities
(17)
FCF to Common Shareholders
$245
FCF to Common Shareholders per Share
$4.11
($ in mm)
(1)
(3)
(2)
(4)
(5)
(6)
Business Model Focused on Strong Cash Generation

Post

mom BRANDS

PAPETTI'S

MICHAEL FOODS

Simply Potatoes

Simply Potatoes

Better'n Eggs

All Whites

Dakota Growers Pasta Co.

Crystal Farms

Premier Protein
Energy for Every Day

PowerBar

DYMATIZE NUTRITION

GOLDEN BOY

AMERICAN BLANCHING COMPANY

SIMPLE INGREDIENTS. attunefoods SIMPLY MADE.

Leading Market Positions in Each of Our Primary Categories
(1)
Per ACNielsen xAOC, 52 weeks ended July 25, 2015. U.S. data only.
(2)
Volume share per ACNielsen, 52 weeks ended June 20, 2015 and management estimates. U.S. data only.
(3)
Management estimates.
Michael Foods Group
(2)
Private Brands Group
(3)
#1 egg whites;
46% market share
#2 egg products;
28% market share
#1 in Midwest markets
#3 U.S. cheese brand
#1 refrigerated
potatoes;
~65% market share
#1 value-added eggs;
~60% market share
#1 processed egg products;
~49% market share
Foodservice
Retail
#1 refrigerated
potatoes;
37% market share
Largest producer of
private label peanut
and nut butter
Post Consumer Brands
(1)
Strong #3 RTE cereal;
18.1% dollar market share
20.8% volume market share
16 of top 50 cereal brands
Consolidator in
fragmented active
nutrition category
Active Nutrition
Leading private
label granola
producer
Leading private label
dry pasta producer

Post
MOM BRANDS
Supreme Protein
PowerBar
Premier Protein
AMERICAN BLANCHING COMPANY
Better'n Eggs
All Whites
SIMPLE INGREDIENTS. attunefoods SIMPLY MADE.
Simply Potatoes
CRYSTAL FARMS

Premier Protein Energy for Every Day
Post

Post
MOM BRANDS

SIMPLE INGREDIENTS. attunefoods SIMPLY MADE.
GOLDEN BOY
MOM BRANDS

MICHAEL FOODS INC.

DYMATIZE NUTRITION
Supreme Protein
PowerBar

MICHAEL FOODS INC.
DAKOTA GROWERS PASTA CO.
PAPETTI'S
Simply Potatoes

DYMATIZE NUTRITION
Premier Protein Energy for Every Day
PowerBar

Highly Diversified Cash Flows: Channels of Distribution Foodservice QSR Specialty Online Dollar Food / Drug / Mass Club Natural and Organic

MICHAEL FOODS INC.

PAPETTI'S

Simply Potatoes

DAKOTA GROWERS PASTA CO.

Premier Protein
Energy for Every Day

PowerBar

DYMATIZE NUTRITION

GOLDEN BOY

AMERICAN BLANCHING COMPANY

SIMPLE INGREDIENTS. attunefoods SIMPLY MADE.

MOM BRANDS

DAKOTA GROWERS PASTA CO.

MICHAEL FOODS INC.

Premier Protein
Energy for Every Day

PowerBar

DYMATIZE NUTRITION

JOINT JUICE

MICHAEL FOODS INC.

Highly Diversified Cash Flows: Secular Themes in Foods
Private Label Brands
Away From Home
Portable
Health and Wellness
Portfolio Insulated From Dietary, Lifestyle and Economic Shifts
Private Label Granola

(1)
Values represent Total Shareholder Return from February 6, 2012 to August 7, 2015.
Provides Attractive Risk-Adjusted, Leveraged Returns
Strong cash flow enables long-term leverage target of 5x Adjusted EBITDA
Willing to “flex” to capitalize on an opportunity to execute strategic and/or transformational
M&A
Demonstrated ability to use multiple securities to maintain reasonable leverage
Open to structured solutions that “open doors” and create value
Maintain attractive return potential with debt / equity balance
Since spin-off, Post has achieved a Total Shareholder Return of 118% vs. 71% for the S&P 500
(1)

Simple Ingredients. attunefoods Simply Made.	✓	▪
Premier Nutrition	✓	▪
Dakota Growers Pasta Co.	✓	▪
Golden Boy / American Blanching Company	✓	▪
Michael Foods Inc.	✓	▪ ▪
PowerBar	✓	▪ ▪
MOM Brands	✓	▪ ▪
Dymatize Nutrition	✗	▪

Portfolio performance exceeding acquisition case
Demonstrated Success in M&A
Key Highlights
Asset
Performance vs.
Acquisition Case
Growth in health and wellness sector and success in new product introduction
Rapid
growth
in
revenue
and
cash
flow
since
ownership
Restored customer base and profitability
Consolidation
of private label peanut butter, continued growth in tree nut butter and health & wellness
Successfully navigated avian influenza incident
Meeting profit targets
Redesigned product
and packaging
Closed Boise facility
Integration well underway
Profit targets being met
Ongoing operational challenges / weak international pricing

Positioned to Expand Existing Platforms or
Pursue Additional Platforms
Post Holdings
Post Consumer Brands
Private Brands
Active Nutrition
Michael Foods
Optimal Optionality
Holding company structure
Distinct M&A focus
•
Execution
•
Integration

Decentralized Business Model
Decentralized corporate structure enhances operational flexibility
Business unit leaders drive performance with ability to react to market opportunities more rapidly
Entrepreneurial ownership mentality and compensation structure
Greater accountability
Centralized functions are limited to governance and control
Maintain ability to make capital allocation decisions across the portfolio
Access to more efficient financing than as standalone operating companies
Business Model Highly Management Dependent

Talented Management Team Across the Organization
Name & Title
Previous Experience
Bill Stiritz
Executive
Chairman
Has previously served as CEO of Post Holdings and as CEO of Ralston Purina for over 20 years, and executed
more than 14 spin and divestiture transactions to create shareholder value
Rob
Vitale
President and CEO
Has previously served as CFO of Post Holdings and as President and CEO of AHM Financial Group, LLC,
and Chairman
and majority shareholder of The Bargain Shop, Inc.
Jeff Zadoks
SVP and CFO
Has previously served as SVP and Chief Accounting Officer of Post Holdings, Corporate Controller of Post
Holdings and as Senior Vice President and Chief Accounting Officer at RehabCare Group, Inc.
Diedre Gray
Senior VP, General Counsel
and Administration, Secretary
Has
previously
served
as
Senior
Vice
President
–
Legal
and
Corporate
Secretary
at
Post
Holdings
and
as
Associate General Counsel and Assistant Secretary at MEMC Electronic Materials, Inc. (now SunEdison,
Inc.)
Jim Dwyer
EVP, Post Holdings; President
and
CEO, Michael Foods
Has previously served as CEO of Michael Foods and as EVP and Chief Business Development officer for
Ahold
USA responsible for Private Brands, E-Commerce, Marketing and Pharmacy operations
Rich Koulouris
EVP,
Post Holdings; President
and CEO, Post Foods Group
Has
previously
served
as
President
of
Ralcorp
Food
Group
at
Ralcorp
Holdings,
Inc.;
has
previously
served
as President of several business units during his various assignments
Chris
Neugent
President, Post Consumer
Brands
Has previously served as Chairman and CEO of MOM Brands Company
Bill Gatto
President, Active Nutrition
Group
Has over
30 years of General Management, Sales and Marketing experience in Consumer Products;
previous assignments included roles with ConAgra/Ralcorp Holdings, Beech-Nut Baby Food and Ralston
Purina Company
Post Holdings

23 3. Financial update

($ in mm)
Net Sales
$1,212
$633
3Q 2014
3Q 2015

($ in mm)
Adjusted EBITDA
$187.5
$87.8
3Q 2014
3Q 2015

On August 6, 2015, Post reported results for the fiscal quarter ended June 30, 2015
Increase driven by businesses acquired after June 30, 2014 and the lapping of partial period results in Q3
2014 from Michael Foods, acquired on June 2, 2014
Q3 2015 Update
+91%
+114%
(1)
Update on Fiscal Q3 2015
(1)
Please
see
Appendix
for
a
full
reconciliation.
Adjusted EBITDA has grown organically in each of Post’s businesses, except Dymatize

Initial outbreak of avian influenza occurred in April 2015
Our
response
was
to
control
costs
and
work
closely
with
the
entire
supply
chain
–
including
farms,
production and customers –
in an effort to remedy the supply situation in a fair and reasonable manner
Cost management included a plant furlough and shift reductions
Suspended production of several product lines to focus remaining egg supply on high velocity items
Several rounds of price increases in cooperation with our customers
Through these actions the impact of avian influenza on the third quarter of fiscal year 2015 financial results was essentially mitigated
Flock repopulation will be phased in between now and the end of calendar year 2016
Have
begun
to
revise
certain
practices
around
biosecurity
and
flock
management
practices
Overview of Avian Influenza Impact on Post Holdings

Reported FY Ended September 30,
($ in mm)
2012A
2013A
2014A
LTM Q3 2015
Net sales
$959
$1,034
$2,411
$4,382
% growth
7.8%
133.2%
NA
Gross profit
429
425
621
1,070
% margin
44.7%
41.1%
25.8%
24.4%
Adjusted EBITDA
215
217
345
602
% margin
22.4%
21.0%
14.3%
13.7%
Capex
31
33
116
111
% of sales
3.2%
3.2%
4.8%
2.5%
Adjusted EBITDA - Capex
184
184
229
491
% of sales
19.2%
17.8%
9.5%
11.2%
Significant top line growth driven by acquisitions and entry into growth categories
Expanded into additional channels including foodservice and online
Business model focused on increasing cash flow generation
Post Holdings Historical Financial Summary
(1)
Please
see
Appendix
for
a
full
reconciliation.
(1)

$602
$6
$608
$146
$754
AMERICAN
BLANCHING COMPANY
BRANDS

Post Holdings Adjusted EBITDA Bridge
Pro Forma Adjusted EBITDA
(1)
LTM Q3
2015
(2)
LTM Q3
2015
LTM Q3
2015
(1)
Please see Appendix for a full reconciliation.
(2)
In connection with the acquisition of MOM Brands, the Company expects to recognize $50mm in run-rate synergies by the second full fiscal year following the closing of the acquisition
(excluding one-time costs to achieve synergies).
($ in mm)
$50
$96

28 Appendix

($ in mm)
Fiscal Year
Ended Sep 30
Fiscal Year
Ended Sep 30
Fiscal Year
Ended Sep 30
Fiscal Q3 LTM
Ended Jun 30
2012
2013
2014
2015
Operating profit (loss)
$
139.1
$
107.8
$
(207.7)
$
(68.7)
Depreciation and amortization
63.2
76.8
155.8
258.6
EBITDA
$
202.3
$
184.6
$
(51.9)
$
189.9
Stock compensation
4.5
10.5
14.5
23.7
Impact of mark-to-market accounting for economic hedges
0.3
0.9
9.8
(1.8)
Separation costs
12.5
8.9
2.6
2.6
Retention and severance costs
0.9
-
-
-
Intercompany servicing fees
(0.8)
-
-
-
Public company costs
(5.1)
-
-
-
Transaction costs
-
2.7
27.7
13.5
Inventory revaluation adjustment on acquired businesses
-
1.4
26.1
21.3
Intangible asset impairment
-
2.9
295.6
295.6
Restructuring and plant closure costs
-
4.8
5.6
17.1
Integration costs
-
-
5.3
10.4
Loss on assets held for sale
-
-
5.4
32.8
Foreign currency (gain) loss on intercompany loans
-
-
0.8
4.4
Gain on change in fair value of acquisition earn-out
-
-
(4.7)
(3.3)
Gain from insurance proceeds
-
-
(3.4)
(4.4)
Losses on hedge of purchase price of acquisitions
-
-
13.1
-
Legal settlement
-
-
(2.0)
-
Purchase price adjustment
-
-
-
(0.2)
Adjusted EBITDA
$
214.6
$
216.7
$
344.5
$
601.6
Post Historical Financials Reconciliation

($ in mm)
Fiscal Q3
Ended Jun 30
Fiscal Q3
Ended Jun 30
2014
2015
Operating profit (loss)
$
8.0
$
81.3
Depreciation and amortization
42.7
70.4
EBITDA
$
50.7
$
151.7
Stock compensation
3.6
3.5
Transaction costs
12.4
5.4
Integration costs
2.9
4.4
Restructuring and plant closure costs
0.3
10.7
Impact of mark-to-market accounting for economic hedges
2.0
(9.7)
Inventory revaluation adjustment on acquired businesses
17.7
17.0
Spin-off costs/post spin-off non-recurring costs
0.3
0.1
Gain on change in fair value of acquisition earn-out
(2.1)
-
Loss on assets held for sale
-
4.9
Foreign currency (gain) loss on intercompany loans
-
(0.5)
Adjusted EBITDA
$
87.8
$
187.5
Post Historical Financials Reconciliation (Cont’d)

($ in mm)
Fiscal Q3 LTM
Ended Jun 30
2015
Reported Adjusted EBITDA
$
601.6
American Blanching Company Adjusted EBITDA
6.3
Mom Brands Adjusted EBITDA
95.8
Pro Forma MOM Brands Synergies
50.0
Pro Forma Adjusted EBITDA
$
753.7
Post Historical Financials Reconciliation (Cont’d)
Note:
Post
prepares
Pro
Forma
Adjusted
EBITDA
by
further
adjusting
Adjusted
EBITDA
to
give
effect
to
recent
acquisitions,
as
if
those
acquisitions
had
occurred
on
July
1,
2014
by
adding
management’s
estimate
of
the
Adjusted
EBITDA
for
each
such
business.
The
Adjusted
EBITDA
presented
in
this
document
for
the
acquisitions
(ABC
and
MOM
Brands)
are
based
on
the
financial
statements
for
those
businesses
that
were
prepared
by
their
respective
pre-acquisition
management
and,
except
as
expressly
stated
otherwise,
do
not
include
any
contributions
from
synergies
or
cost
savings
that
management
expects
to
achieve
in
the
future.
These
financial
statements
have
not
been
audited
or
reviewed
by
independent
auditors
or
any
other
accounting
firm.
Adjusted
EBITDA
for
these
acquired
entities
may
not
be
entirely
comparable
to
Post’s
measure
of
EBITDA
or
Adjusted
EBITDA.
Pro
Forma
Adjusted
EBITDA
has
not
been
prepared
in
accordance
with
the
requirements
of
Regulation
S-X
or
any
other
securities
laws
relating
to
the
presentation
of
pro
forma
financial
information.
Pro
Forma
Adjusted
EBITDA
is
presented
for
information
purposes
only
and
does
not
purport
to
represent
what
Post’s
actual
financial
position
or
results
of
operations
would
have
been
if
the
acquisitions
had
been
completed
as
of
an
earlier
date
or
that
may
be
achieved
in
the
future.
Pro
Forma
Adjusted
EBITDA
does
not
include
any
pre-acquisition
contribution
from,
or
otherwise
adjust
for,
Post’s
acquisition
of
the
PowerBar
and
Musashi
branded
premium
bars,
powders
and
gel
products
business
of
Nestlé
S.A,
which
was
completed
on
October
1,
2014.
Acquisition
adjustments
for
completed
acquisitions
represent
management’s
estimate
of
the
Adjusted
EBITDA
of
MOM
Brands
and
ABC
for
the
period
from
July
1,
2014
to
the
closing
dates
of
the
acquisitions,
as
described
in
more
detail
in
the
following
table
on
the
next
page.

($ in mm)
American
Blanching
Company
(1)
MOM Brands
(2)
July 1, 2014
through
October 31, 2014
June 29, 2014
through
May 3, 2015
Earnings (Loss) Before Tax
$
4.6
$
(7.2)
Depreciation and amortization
1.0
47.6
Interest expense, net
0.2
7.0
Sponsor management and fees
0.1
-
Transaction expenses
0.4
34.4
Restructuring
expenses
-
13.3
Board/shareholder
expenses
-
0.7
Adjusted EBITDA
$
6.3
$
95.8
Note: The amounts in the table are derived from the financial statements for those businesses that were prepared by their respective pre-acquisition management and from due diligence procedures performed by Post. These amounts represent management’s estimates as of the date of this document only. These financial statements have not been audited or reviewed by independent auditors
or
any
other
accounting
firm.
Please
refer
to
the
note
to
“Post
Historical
Financials
Reconciliation”
for
additional
information
regarding
Adjusted
EBITDA
of
the
businesses
identified
above.
(1)
Adjustment gives effect to the acquisition of ABC, which was consummated effective November 1, 2014, as if such acquisition had occurred on July 1, 2014, by including management’s estimate of the Adjusted EBITDA of ABC for the period from July 1, 2014 through October 31, 2014.
(2)
Adjustment
gives
effect
to
the
acquisition
of
MOM
Brands,
which
was
consummated
effective
May
4,
2015,
as
if
such
acquisition
had
occurred
on
July
1,
2014,
by
including
management’s
estimate of the Adjusted EBITDA of MOM Brands for the period from June 29, 2014 through May 3, 2015.
Adjusted EBITDA Acquisition Adjustments (Partial Year)
Twelve Months Ended June 30, 2015

33 Post Holdings, Inc.